UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K



                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934




  Date of Report (Date of earliest event reported):  October 23, 2003




                           CoolSavings, Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




    Delaware                 000-30199                36-4462895
---------------             -------------          -----------------
(State or other             (Commission            (IRS Employer
jurisdiction of             File Number)           Identification No.)
incorporation or
organization)




        360 North Michigan Ave., 19th Floor, Chicago, IL 60601
        ------------------------------------------------------
         (Address of principal executive offices and zip code)




  Registrant's telephone number, including area code:  (312) 224-5000



















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


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information in this report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 23, 2003, the Registrant announced its results of operations and financial position as of and for the third quarter and the nine months ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

























































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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COOLSAVINGS, INC.


                                  By:  /s/ David B. Arney
                                       ------------------------
                                       David B. Arney
                                       Chief Financial Officer





Dated:  October 24, 2003

















































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


                             EXHIBIT INDEX





Exhibit                                                 Page
No.        Item                                         Number
-------    ----                                         ------

99.1       Registrant's Press Release dated
           October 23, 2003                             5 - 9


























































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